SPDR® MFS Systematic Growth Equity ETF
SYG
(NYSE Ticker)
Summary Prospectus-October 31, 2019
(As Revised June 10, 2020)
Before you invest in the SPDR® MFS Systematic Growth Equity ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2019, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and reports to shareholders, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=SYG.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund's annual and semi- annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer or bank).  Instead, the reports will be made available on a Fund's website (www.spdrs.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.  If you already elected to receive reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account.
Investment Objective
The SPDR MFS Systematic Growth Equity ETF's (the “Fund”) investment objective is to seek capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.60%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$61	$192	$335	$750
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.
State Street Global Advisors
1 of 5

SPDR® MFS Systematic Growth Equity ETF
The Fund's Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities. Equity securities in which the Fund invests include common stocks, preferred stocks, and securities convertible into stocks.
In selecting securities for the Fund, Massachusetts Financial Services Company (the “Sub-Adviser” or “MFS”) utilizes a bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions to identify potential investments. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. From the universe of issuers with fundamental research, MFS then uses quantitative analysis, including quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, as well as issuer, industry, and sector weightings and other factors, to determine periodically, typically not more frequently than once every two to five weeks, which investments to buy and sell.
While MFS may invest the Fund's assets in securities of U.S. and foreign companies of any size, MFS primarily invests in securities of companies with large market capitalizations. In selecting investments for the Fund, MFS invests the Fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. MFS normally invests the Fund's assets across different industries and sectors, but MFS may invest a significant percentage of the Fund's assets in a single or small number of industries or sectors. As of August 31, 2019, a significant portion of the Fund comprised securities of companies in the technology, health care and consumer discretionary sectors, although this may change from time to time.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Convertible Securities Risk: Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
State Street Global Advisors
2 of 5

SPDR® MFS Systematic Growth Equity ETF
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Management Risk: The Fund is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Modeling Risk: The Sub-Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Sub-Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund and, therefore, the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer's board of directors. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their
State Street Global Advisors
3 of 5

SPDR® MFS Systematic Growth Equity ETF
market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of an index measuring market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 9.21% (Q1, 2017)
Lowest Quarterly Return: -16.52% (Q4, 2018)
*	As of 9/30/2019, the Fund's Calendar Year-To-Date return was 15.40%.

Average Annual Total Returns (for periods ended 12/31/18)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception (01/08/14)
Return Before Taxes	-8.17%	9.93%
Return After Taxes on Distributions	-8.80%	9.16%
Return After Taxes on Distributions and Sale of Fund Shares	-4.57%	7.64%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	-1.51%	10.60%
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. MFS serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the SSGA Active Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to MFS, where the context requires.
State Street Global Advisors
4 of 5

SPDR® MFS Systematic Growth Equity ETF
Portfolio Manager
The professional at the Sub-Adviser primarily responsible for the day-to-day management of the Fund is Matt Krummell. Mr. Krummell, an Investment Officer of MFS, has been employed in the investment area of MFS since 2001. He has managed the Fund since its inception in 2014.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 10,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash at the net asset value (“NAV”) next determined after receipt of an order in proper form. Creation Unit transactions may be made on any day that the New York Stock Exchange is open for business.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
State Street Global Advisors
5 of 5

SPDR® MFS Systematic Growth Equity ETF
ssga.com | spdrs.com
SSGA Active Trust
One Iron Street, Boston, MA 02210
© 2020 State Street Corporation. All Rights Reserved.
SYGSUMPRO
State Street Global Advisors